CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the annual report of Synergx Systems Inc. (the "Company") on Form 10-KSB/A for the period ending September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Mendez, Chief Executive Officer of the Company, and I, John A. Poserina, Chief Financial Officer of the Company certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 28, 2009	By:	/s/ Paul Mendez
Paul Mendez
Chairman, President and Chief Executive Officer (Principal Executive Officer)

January 28, 2009	By:	/s/ John A. Poserina

Treasurer, Vice President,
Chief Financial Officer,
Secretary and Director
(Principal Financial Officer)